Securities and Exchange Commission
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 January 1, 1995
                                 ---------------

                              NMR of America, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-9367                   22-2468314

   -----------------------------------------------------------------------------
     (State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)                  File Number)          ID Number)


               430 Mountain Avenue, Murray Hill, New Jersey 07974
               --------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (908) 665-9400
                                                           --------------


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

     NMR of America, Inc. is filing this current report on Form 8-K relating to the Company's acquisitions of Advanced Specialty Imaging, L.P., Golf MRI Center, L.P. and Diagnostic Imaging Center, L.P. as the foregoing acquisitions, in the aggregate, exceed the significance criteria set forth in Item 310 (c) (2) of Regulation S-B.

Item 2.   Acquisition or Disposition of Assets
- -------   ------------------------------------

General.
- -------

Diagnostic Imaging Center, L.P. and Golf MRI Center, L.P.

     On February 10, 1995 pursuant to an Agreement to Acquire Partnership Interests among the Registrant, NMR of America, Inc. (hereinafter referred to as "NMR", the "Company" or the "Registrant"), Parvez H. Shirazi, M.D., an Illinois physician, and Golf Western Imaging Corporation, an Illinois corporation, NMR acquired 75% of the outstanding limited partnership interests (hereinafter referred to as the "Acquired Partnership Interests") of Diagnostic Imaging Center L.P. and Golf MRI Center L.P., both of which are Illinois limited partnerships (hereinafter referred to as the "Limited Partnerships") effective January 1, 1995. Golf Western Imaging Corporation is wholly owned by Dr. Shirazi. Included in the Acquired Partnership Interests were all of the general partnership units of the Limited Partnerships. The Limited Partnerships collectively operate as a multi-modality imaging center located in Des Plaines, Illinois.

     As consideration for the acquisition, the Company paid $1,050,000 in cash and issued 125,000 unregistered shares of the common stock of NMR, which was assigned a fair value of approximately $500,000 based upon the last transaction price of $4.00 per share for NMR's common stock on the closing date of the transaction. The price for NMR's purchase of the Acquired Partnership Interests was determined as a result of arms length negotiations conducted between NMR and the other parties to the transaction.

     The acquisitions of Diagnostic Imaging Center, L.P. and Golf MRI Center, L.P. will be accounted for as purchases and result in the recording of costs in excess of net assets acquired totaling $523,029 and $1,591,664, respectively, which will be amortized over twenty years.

     Reference is made to the Agreement to Acquire Partnership Interests dated as of February 10, 1995, a copy of which is filed as an exhibit to this report, for a complete description of the terms and conditions of the acquisition.

     The diagnostic imaging equipment owned by the Limited Partnerships had been financed through borrowings. In conjunction with the acquisition, the Limited Partnerships refinanced outstanding obligations aggregating $1,823,167 in the form of five year promissory notes payable to a bank lender, which are collateralized by the Limited Partnership's imaging equipment and guaranteed by NMR. The notes bear interest at one percent (1.0%) over the bank's prevailing prime rate. Portions of the principal amount of the notes mature during each fiscal year 1995 through 2000 as follows:

     1995 -$ 76,766      1997 -$321,420      1999 -$392,258
     1996 -$290,953      1998 -$355,077      2000 -$386,693

As of January 1, 1995, the Limited Partnerships employed 13 full-time and part-time persons including 5 persons in clerical and administrative positions and 8 persons in clinical and technical capacities. NMR intends to consolidate all financial record keeping as well as marketing, administrative and corporate management activities of the Limited Partnerships into its Murray Hill, NJ corporate office.

- -------   -----------------------------------------------

Advanced Specialty Imaging, L.P.

     On January 5, 1995, pursuant to an Asset Purchase Agreement, NMR, through its wholly owned subsidiary, Imaging Networks, Inc., acquired effective January 1, 1995, the net assets of Advanced Specialty Imaging, L.P. (ASI), an Illinois Limited Partnership engaged in the business of operating a magnetic resonance imaging center located in Libertyville, Illinois. The center is currently doing business under the tradename "Libertyville Imaging Center" (hereinafter referred to as the "Libertyville Center").

     As consideration for the acquisition, NMR assumed certain of ASI's assets and liabilities. In addition, the Company agreed to pay deferred consideration of up to $300,000, which is conditioned upon the center achieving certain levels of revenue during the calendar year 1995. The purchase price for NMR's purchase of ASI was determined as a result of arms length negotiations conducted between NMR and the other parties to the transaction.

     The acquisition of ASI will be accounted for as a purchase and result in the recording of costs in excess of net assets acquired totaling $2,969 which will be amortized over twenty years. The deferred consideration, if paid, will be capitalized to goodwill.

     Reference is made to the Asset Purchase Agreement dated as of January 5, 1995, a copy of which is filed as an exhibit to this report, for a complete description of the terms and conditions of the acquisition.

     The diagnostic equipment owned by the Center has been financed through borrowings. In conjunction with the acquisition, NMR negotiated a substantial reduction in the outstanding principal balance of ASI's long-term equipment financing obligation with its lender and then refinanced the remaining obligation aggregating $650,000, in the form of a five year promissory note payable to a bank. The note is collateralized by the Libertyville Center's imaging equipment and is guaranteed by the Registrant. The note bears interest at one percent (1.0%) over the bank's prevailing prime rate. Portions of the principal amount of the note mature during each fiscal year 1995 through 1999 as follows:

     1995 -$ 34,110      1997 -$117,952      1999 -$141,470
     1996 -$107,584      1998 -$129,176      2000 -$119,708

As of January 1, 1995, the Libertyville Center employed 5 full-time persons including 3 persons in clerical and administrative positions and 2 persons in clinical and technical capacities. NMR intends to consolidate all financial record keeping as well as marketing, administrative and corporate management activities of the Libertyville Center into its Murray Hill, NJ corporate office.

Description of the Centers
- --------------------------

Diagnostic Imaging Center, L.P. and Golf MRI Center, L.P.

Diagnostic Imaging Center, L.P. was founded in 1987. Golf MRI Center, L.P. was founded in 1991. The Limited Partnerships operate in a 5,000 square foot facility located at 9680 Golf Road, Des Plaines, Illinois and a 500 square foot facility located at 9301 Golf Road, Des Plaines, Illinois (hereinafter referred to as the "Des Plaines Center"). The Des Plaines Center utilizes the following diagnostic imaging equipment, which is owned by the Limited Partnerships.

- -------------------------------------

Imaging Modality                Manufacturer             Year Installed
- ----------------                ------------             --------------

Golf MRI Center, L.P.:
Magnetic resonance                Toshiba                     1991


Diagnostic Imaging Center, L.P.:
Computerized axial tomography     Elscint                     1994

Ultrasound                        Toshiba                     1988

Nuclear Medicine                  Toshiba                     1987

Nuclear Medicine                  Elscint                     1991

X-Ray - Dual Photon               Norland                     1991

X-Ray                             Integrand                   1987


Advanced Specialty Imaging, L.P.

The Libertyville Center operates in a 5,063 square foot facility located at 333 Peterson Road, Libertyville, IL.

The Libertyville Center utilizes the following diagnostic imaging equipment which is owned by the Company.

Modality                      Manufacturer             Year Installed
- --------                      ------------             --------------

Magnetic Resonance              Phillips                    1993

X-Ray                           Universal                   1992

Additional Agreements
- ---------------------

Diagnostic Imaging Center, L.P. and Golf MRI Center, L.P.

     In conjunction with the acquisition of the Limited Partnerships , NMR entered into a Management Services Agreement with the Limited Partnerships which provides for payment to NMR of a fee equal to ten percent (10%) of the Limited Partnerships cash collections in consideration for NMR's providing certain management and administrative services to the Limited Partnerships.

     Additionally, at the time of the acquisition, the Limited Partnerships entered into a three year Radiology Services Agreement (the "Radiology Agreement") with Parvez H. Shirazi, M.D. Pursuant to the Radiology Agreement, Dr. Shirazi provides and is responsible for , among other things, diagnostic interpretations of imaging procedures performed at the Des Plaines Center. As an independent contractor, Dr. Shirazi maintains his own malpractice insurance. Compensation under the Radiology Agreement is based upon fifteen percent (15%) of the fees collected by the Limited Partnerships for diagnostic imaging procedures.

     In conjunction with the acquisition, the Limited Partnerships also entered into a three year Medical Administrative Services Agreement with Dr. Shirazi. Pursuant to the Agreement, Dr. Shirazi is obligated to manage the Center's daily medical administrative activities in consideration for annual compensation of $55,000.
                                       -4-

- --------------------------------

     In conjunction with the acquisition, NMR financed $550,000 of the cash portion of the purchase price using a five year term note payable to a bank lender. The note bears interest at a variable rate equal to the bank's
prevailing prime rate plus one percent.   The note is collateralized by the Des
Plaines Center's imaging equipment and is guaranteed by NMR. The note agreement requires the Company to meet certain financial ratios as of March 31 of each year the agreement is in effect. Portions of the principal amount of the note mature during each fiscal year 1996 through 2000 as follows:

     1996 -$ 91,207      1998 -$109,121      2000 -$130,553
     1997 -$ 99,762      1999 -$119,357

     The 125,000 shares of common stock issued by NMR in connection with the acquisition of the Limited Partnerships, have been or will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933 (the "Act") and the recipient of the shares has acknowledged that none of the shares can be transferred absent compliance with the registration requirements of the Act or the availability of an exemption therefrom. In conjunction with the issuance of the shares, NMR obtained a two-year irrevocable proxy from the recipient of the shares to vote such shares at any Annual or Special Meeting of the Shareholders of NMR in accordance with the recommendations of NMR's management, in the event of a contested election for directors.

Advanced Specialty Imaging, S.C.

     At the time of the acquisition, NMR entered into a letter agreement which contemplates a six month initial term and is renewable at NMR's option with Michael Messing, M.D., an Illinois physician. Pursuant to the agreement, Dr. Messing will provide diagnostic interpretations of imaging procedures performed at the Libertyville Center. As an independent contractor, Dr. Messing maintains his own malpractice insurance. Compensation under the agreement is at a rate of $75 for each complete MRI procedure for which a diagnostic interpretation is rendered.

     Prior to the acquisitions, none of the officers, directors, shareholders or partners of the Limited Partnerships or ASI had any material relationship with NMR or its affiliates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
- -------   -------------------------------------------------------------------

     (a)  Financial Statements of Businesses Acquired.

          1) Unaudited Historical Combined Balance Sheets as of December 31, 1994 and March 31, 1994, respectively.

          2) Unaudited Historical Combined Statements of Operations for the year ended March 31, 1994.

          3) Unaudited Historical Combined Statements of Operations for the nine months ended December 31, 1994

- ------------------------------------------------------------------------------

     (b)  Pro Forma Financial Information.

          1)   Unaudited Pro Forma Combined Balance Sheets as of December 31,
               1994.

          2) Unaudited Pro Forma Combined Statements of Operations for the year ended March 31, 1994.

          3) Unaudited Pro Forma Combined Statements of Operations for the nine months ended December 31, 1994.

     (b)  Exhibits:

          2(a) Agreement to Acquire Partnership Interests among the
               Registrant, Parvez H. Shirazi, M.D. and Golf Western Imaging Corporation (Schedules and Exhibits thereto are listed therein and will be provided supplementally to the Commission, upon request).

           (b) Asset Purchase Agreement among the Registrant and Advanced Specialty Imaging, L.P., including exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NMR OF AMERICA, INC.


                              By /s/ John P. O'Malley III
                                 ------------------------------
                                   John P. O'Malley III
                                   Executive Vice President-Finance
                                   Chief Financial Officer

Dated:  July 31, 1995

        UNAUDITED HISTORICAL COMBINED AND PRO FORMA FINANCIAL STATEMENTS

     The Registrant's fiscal year end is March 31, while the Limited Partnership and ASI's fiscal year-ending dates are December 31. Accordingly, the unaudited historical combined and pro forma balance sheets as of March 31 and December 31, 1994 reflect the financial position of the acquired entities as of December 31, 1993 and September 30, 1994, respectively. Similarly, the unaudited historical combined and pro forma statements of operations for the year ended March 31, 1994 and for the nine months ended December 31, 1994 reflect the results of operations of the Limited Partnerships and ASI for the year ended December 31, 1993 and for the nine months ended September 30, 1994, respectively.

Diagnostic Imaging Center, L.P. ("DIC") and Golf MRI Center, L.P. ("Golf") and
                    Advanced Specialty Imaging, L.P. ("ASI")
                  Unaudited Historical Combined Balance Sheets
                             As of December 31, 1994

                                                                                    DIC, Golf
                                                       DIC and                       And ASI
                                                         Golf           ASI          Combined
                      ASSETS                         ------------   ------------   ------------
Current Assets:
  Cash and cash equivalents                              $70,231         $2,975        $73,206
  Due from affiliated physician associations, net        902,726         70,582        973,308
  Other current assets                                       157          2,308          2,465
                                                     ------------   ------------   ------------
               Total current assets                      973,114         75,865      1,048,979

Land buildings and equipment                           3,719,842      2,195,000      5,914,842
  Less, accumulated depreciation and amortization      1,668,656        621,081      2,289,737
                                                     ------------   ------------   ------------
                                                       2,051,186      1,573,919      3,625,105

Other assets                                              90,214         28,550        118,764
                                                     ------------   ------------   ------------
                   Total assets                       $3,114,514     $1,678,334     $4,792,848
                                                     ============   ============   ============
       LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
  Accounts payable and accrued expenses                 $301,280        $35,812       $337,092
  Current installments on notes payable                  571,596      1,854,946      2,426,542
                                                     ------------   ------------   ------------
            Total current liabilities                    872,876      1,890,758      2,763,634

Notes payable, less current installments               1,286,021                     1,286,021
Other long term liabilities
Partner's equity:
 General partner equity                                  436,840        (21,242)       415,598
 Limited partner equity                                  518,777       (191,182)       327,595
                                                     ------------   ------------   ------------
              Total partners' equity                     955,617       (212,424)       743,193
                                                     ------------   ------------   ------------
      Total liabilities and partners' equity          $3,114,514     $1,678,334     $4,792,848
                                                     ============   ============   ============

                                                         -9-

Diagnostic Imaging Center, L.P. ("DIC") and Golf MRI Center, L.P. ("Golf") and
Advanced Specialty Imaging, L.P. ("ASI")
Unaudited Historical Combined Balance Sheets
As of March 31,1994


                                                                                       DIC, Golf
                                                      DIC and                           and ASI
                                                        Golf             ASI           Combined
                                                    -----------     -----------      -----------
                  ASSETS
Current Assets:
   Cash and cash equivalents                           $446,195          $9,505         $455,700
   Due from affiliated phsician associations, net       604,651         155,143          759,794
   Other current assets                                  29,593          13,552           43,145
                                                    -----------     -----------      -----------
             Total current assets                     1,080,439         178,200        1,258,639

Land buildings and equipment                          3,076,619       2,184,500        5,261,119
   Less, accumulated depreciation and amortization    1,140,027         277,734        1,417,761
                                                    -----------     -----------      -----------
                                                      1,936,592       1,906,766        3,843,358

Other assets                                             82,169         117,534          199,703
                                                    -----------     -----------      -----------
                 Total assets                        $3,099,200      $2,202,500       $5,301,700
                                                    -----------     -----------      -----------
                                                    -----------     -----------      -----------

         LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses               $414,820        $178,381         $593,201
   Current installments on notes payable                551,712       1,684,674        2,236,386
                                                    -----------     -----------      -----------
             Total current liabilities                  966,532       1,863,055        2,829,587

Notes payable, less current installments              1,245,395                        1,245,395
Other long term liabilities                                                                    0
Partner's equity:
   Genral partner equity                                227,511          33,944          261,455
   Limited partner equity                               659,762         305,501          965,263
                                                    -----------     -----------      -----------
             Total partners' equity                     887,273         339,445        1,226,718
                                                    -----------     -----------      -----------
      Total liabilities and partners' equity         $3,099,200      $2,202,500       $5,301,700
                                                    -----------     -----------      -----------
                                                    -----------     -----------      -----------

       <cpation>
Diagnostic Imaging Center, L.P. ("DIC") and Golf MRI Center, L.P. ("Golf") and
Advanced Specialty Imaging, L.P. ("ASI")

Unaudited Historical Combined Stetements of Operations

For the year ended March 31, 1994


                                                                                   DIC and Golf
                                                   DIC and                           and ASI
                                                     Golf              ASI           Combined

- --------------------------------------------------------------------------------------------------
Revenue, net                                      $2,592,767       $1,055,106       $3,647,873
- --------------------------------------------------------------------------------------------------
Costs and expenses:
    Payroll and related costs                        443,353          289,722          733,075
    Depreciation and amortization                    547,089          309,528          856,617
    Med supplies and other operating costs         1,309,140          606,587        1,915,727
    Other general and administrative                  99,659           32,354          132,013
- --------------------------------------------------------------------------------------------------
                                                   2,399,241        1,238,191        3,637,432
- --------------------------------------------------------------------------------------------------

Operating income (loss)                              193,526         (183,085)          10,441

Interest income                                      101,471          191,918          293,389
Other income
- --------------------------------------------------------------------------------------------------
Net Income                                           $92,055        ($375,003)       ($282,948)
- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------




Diagnostic Imaging Center, L.P. ("DIC") and Golf MRI Center, L.P. ("Golf") and
Advanced Specialty Imaging, L.P. ("ASI")

Unaudited Historical Combined Stetements of Operations

For the nine months ended December 31, 1994


                                                                                   DIC and Golf
                                                   DIC and                           and ASI
                                                     Golf              ASI           Combined
__________________________________________________________________________________________________
Revenue, net                                      $2,123,364         $611,551       $2,734,915
__________________________________________________________________________________________________
Costs and expenses:
    Payroll and related costs                        315,667          151,748          467,415
    Depreciation and amortization                    490,512          262,011          752,523
    Med supplies and other operating costs         1,095,679          378,470        1,474,149
    Other general and administrative                  65,841           41,973          107,814
__________________________________________________________________________________________________
                                                   1,967,699          834,202        2,801,901
__________________________________________________________________________________________________


Operating income (loss)                              155,665         (222,651)         (66,986)

Interest income                                       90,786          194,642          285,428
Other income
__________________________________________________________________________________________________
Net Income                                           $64,879        ($417,293)       ($352,414)
__________________________________________________________________________________________________
__________________________________________________________________________________________________


                         PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro form combined balance sheets as of December 31, 1994 and unaudited pro forma combined results of operations for the nine months ended December 31, 1994 and for the twelve months ended March 31, 1994 have been prepared by the Registrant and give effect to the acquisition of the Limited Partnerships and ASI as of the beginning of the periods presented. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the Limited Partnerships and ASI been acquired as of the dates indicated, or which may result in the future.

Diagnostic Imaging Center, L.P. ("DIC") and Golf MRI Center, L.P. ("Golf") and
                    Advanced Specialty Imaging, L.P. ("ASI")
                  Unaudited Historical Combined Balance Sheets
                             as of December 31, 1994                                                                   Pro-Forma
                                                                               DIC and                                  Combined
                                                                 Historical      Golf                       ASI         NMR, DIC
                                                     Historical    DIC and    Pro-Forma     Historical   Pro-Forma      Golf and
                                                        NMR         Golf     Adjustments        ASI     Adjustments       ASI
                                                     ----------  ----------  -----------    ----------  -----------   -----------
                      ASSETS
Current Assets:
  Cash and cash equivalents                          $5,460,050     $70,231  ($1,050,000)(A)    $2,975    ($45,000)(C) $4,948,256
                                                                                 550,000 (B)
                                                                                 (40,000)(C)
  Due from affiliated physician associations, net     8,915,708     902,726     (270,818)(D)    70,582     (14,116)(D)  9,604,082
  Other current assets                                  821,116         157                      2,308                    823,581
                                                     ----------  ----------  -----------    ----------  -----------   -----------
               Total current assets                  15,196,874     973,114     (810,818)       75,865     (59,116)    15,375,919

Land buildings and equipment, net                    10,897,955   2,051,186     (637,926)(E) 1,573,919    (923,269)(E) 12,961,865

Cost in excess of net assets acquired                 2,375,750                1,878,867 (F)                 7,863 (F)  4,262,480
Other assets                                          1,667,971      90,214       (5,929)(G)    28,550     (18,000)(G)  1,762,806
                                                     ----------  ----------  -----------    ----------  -----------   -----------
                   Total assets                     $30,138,550  $3,114,514     $424,194    $1,678,334   ($992,522)   $34,363,070
                                                     ----------  ----------  -----------    ----------  -----------   -----------
                                                     ----------  ----------  -----------    ----------  -----------   -----------
              LIABILITIES AND EQUITY

Current liabilities:
  Accounts payable and accrued expenses              $2,279,510    $301,280     $174,133 (H)   $35,812                 $2,790,735
  Current installments on capital leases,
    notes and mortgage payable                        2,194,315     571,596     (286,596)(I) 1,854,946  (1,757,431)(K)  2,668,037
                                                                                  91,207 (B)
                                                     ----------  ----------  -----------    ----------  -----------   -----------
            Total current liabilities                 4,473,825     872,876      (21,256)    1,890,758  (1,757,431)     5,458,772

Convertible subordinated debt, net                    2,103,834                                                         2,103,834
Obligations under capital leases, notes and
  mortgage payable, less current installments         9,139,539   1,286,021      286,596 (I)               552,485 (K) 11,723,434
                                                                                 458,793 (B)

Minority interests                                    1,926,532                  155,678 (J)                            2,082,210

Shareholders' and partners' equity                   12,494,820     955,617      500,000 (A)  (212,424)    212,424 (L) 12,994,820
                                                                                (955,617)(J)
                                                     ----------  ----------  -----------    ----------  -----------   -----------
           Total liabilities and equity             $30,138,550  $3,114,514     $424,194    $1,678,334   ($992,522)   $34,363,070
                                                     ----------  ----------  -----------    ----------  -----------   -----------
                                                     ----------  ----------  -----------    ----------  -----------   -----------


(A) To reflect payment of the cash portion of the purchase price ($1,050,000) by NMR and the issuance of 125,000 unregistered shares of NMR common stock, valued at $4.00 per share, in exchange for a 75% interest in Golf and DIC.

(B) To reflect the financing of $550,000 of the cash portion of the purchase price paid by NMR in the form of a five year note payable to a bank.

(C) To reflect the expenditure of legal and accounting fees relating to the transactions by NMR.

(D) To adjust the accounts receivable balances of the acquired entities for amounts which were deemed to be uncollectible by NMR as of the acquisition date.

(E) To reflect land buildings and equipment, net at their estimated fair values as of the acquisition date based upon independent appraisals which were prepared in conjunction with the acquisitions, as follows:

                                                 As of December 31,
                                                       1994
                                                 -----------------

Golf and DIC:

     Historical land, buildings
        and equipment, net                             $2,051,186
     Estimated fair values as of acquisition date
        based on appraisals:
          CT equipment                                   (500,000)
          MRI equipment                                  (450,000)
          Nuclear medicine equipment                     (220,000)
          Ultrasound equipment                            (80,000)
          X-ray equipment                                 (37,000)
          Furniture and fixtures                          (26,260)
          Leasehold improvements                         (100,000)
                                                        ---------

     Adjustment to historical land, buildings
        and equipment, net                             $  637,926
                                                        =========

ASI:

     Historical land, buildings
        and equipment, net                             $1,573,919
     Estimated fair values as of acquisition date
        based on appraisals:
          MRI equipment                                  (525,000)
          X-ray equipment                                  (5,000)
          Furniture and fixtures                          (35,000)
          Leasehold improvements                          (85,650)
                                                        ---------

     Adjustment to historical land, buildings
        and equipment, net                             $  923,269
                                                        =========

                                       15

(F)  To reflect costs in excess of net assets acquired calculated as follows:

Golf and DIC:

Consideration paid by NMR:
     Cash                                              	        $1,050,000
     NMR common stock
        (125,000 shares at $4.00/share)                   	   500,000
                                                        	 ---------
     Total consideration paid to sellers                	 1,550,000

Transaction related expenses incurred by NMR               	    40,000
Golf and DIC historical net book value
   as of December 31, 1994                          $  955,617
     Adjustments (referenced to corresponding
     pro forma adjustments):
       To write-down accounts receivable (D)          (270,818)
       To write-down fixed assets (E)                 (637,926)
       To write-down miscellaneous assets (G)           (5,929)
       To accrue unrecorded liabilities (H)           (174,133)
       To record minority interests (J)               (155,678)

Less:  Adjusted net book value of Golf and DIC        	          (288,867)
                                                    ----------   ---------

Costs in excess of net assets acquired relating
  to Golf and DIC as of December 31, 1994               	$1,878,867
                                                         	 =========

ASI:

Consideration paid by NMR:
     Cash                                           	        $     -
     NMR common stock                                                 -
                                                        	 ---------
     Total consideration paid to sellers   	                      _

Transaction related expenses incurred by NMR        	            45,000
ASI historical net book value as of
  December 31, 1994                            	    $ (212,424)
     Adjustments (referenced to corresponding
     pro forma adjustments):
       To write-down accounts receivable (D)           (14,116)
       To write-down fixed assets (E)                 (923,269)
       To write-down miscellaneous assets (G)          (18,000)
       To reduce outstanding long-term
          debt obligations (K)                       1,204,946

Less:  Adjusted net book value of ASI                        	    37,137
                                                    ----------   ---------

Costs in excess of net assets acquired relating
  to ASI as of December 31, 1994                            	$    7,863
                                                             	 =========

(G) To reflect miscellaneous assets at their estimated realizable values as of the acquisition date.

                                       16

(H) To accrue liabilities not recorded on the Golf and DIC's financial statements as of the acquisition date, which relate to the operations of Golf and DIC prior to the acquisition.

(I) To reclassify certain of Golf and DIC's current portion of notes payable to non-current based upon the refinancing of such obligations in conjunction with the acquisition.

(J) To reflect elimination of Golf and DIC's historical partners' equity accounts and the reclassification of DIC and Golf's 25% limited partner minority interest to the "minority interest" line item of the Registrant's balance sheet.

(K) To reflect the $1,204,946 reduction in outstanding principal under ASI's long-term debt obligations, which was negotiated by NMR in conjunction with the acquisition, and the proper classification of the remaining balance ($650,000) in accordance with the refinancing as of the acquisition date.

(L)  To reflect the elimination of ASI's historical partners' equity accounts.


         UNAUDITED PRO FORMA COMBINED
           STATEMENTS OF OPERATIONS
       FOR THE YEAR ENDED MARCH 31, 1994

                                                                                                                          Pro Forma
                                                                               Pro Forma       Historical    Pro Forma     Combined
                                                Historical     Historical       Adj.'s         Golf and       Adj.'s       NMR, ASI,
                                                   NMR            ASI           ASI              DIC       Golf and DIC Golf and DIC
                                               -----------     ----------    ----------      ----------    ------------ ------------

Revenue, net                                   $15,597,260     $1,055,106                    $2,592,767                  $19,245,133
                                               -----------     ----------                    ----------                 ------------
Costs and Expenses:
  Payroll and related costs                      3,957,626        289,722    ($113,342)(A)      443,353                    4,577,359
  Depreciation and amortization                  2,545,108        309,528     (229,624)(B)      547,089    ($271,250)(B)   2,900,851
                                                                                                                                   0

  Medical supplies and other operating costs     5,186,883        606,587     (102,370)(F)    1,309,140      (52,904)(F)   6,947,336
                                                                                                              55,000 (G)


  Other general and administrative                 689,347         32,354                        99,659                      821,360
                                               -----------     ----------    ----------      ----------    ------------ ------------
                                                12,378,964      1,238,191     (445,336)       2,399,241     (269,154)     15,301,906
                                               -----------     ----------    ----------      ----------    ------------ ------------
Operating income (loss)                          3,218,296       (183,085)     445,336          193,526      269,154       3,943,227
Interest expense                                   824,420        191,918     (128,347)(D)      101,471       50,983 (H)   1,040,445
                                                                                                              25,000 (I)
Other income (expense), net                        130,694                                                                   130,694
                                               -----------     ----------    ----------      ----------    ------------ ------------
Income before minority interest
  and income taxes                               2,524,570       (375,003)     573,683           92,055      218,171       3,033,476
Minority interest in income of ltd partnerships  1,049,070                                                    74,500 (J)   1,123,570
                                               -----------     ----------    ----------      ----------    ------------ ------------
Income before income taxes                       1,475,500       (375,003)     573,683           92,055      143,672       1,909,907
Provision for income taxes                         108,000                      14,504 (E)                    17,208 (E)     139,712
                                               -----------     ----------    ----------      ----------    ------------ ------------

Net income                                      $1,367,500      ($375,003)    $559,179          $92,055     $126,463      $1,770,195
                                               -----------     ----------    ----------      ----------    ------------ ------------
                                               -----------     ----------    ----------      ----------    ------------ ------------

Weighted average number of shares:
  Primary                                        4,757,102                                                   125,000 (K)   4,882,102
                                               -----------                                                 ------------ ------------
                                               -----------                                                 ------------ ------------
  Fully diluted                                  4,757,102                                                   125,000 (K)   4,882,102
                                               -----------                                                 ------------ ------------
                                               -----------                                                 ------------ ------------
Earnings per share:
  Primary                                            $0.29                                                                     $0.36
                                               -----------                                                              ------------
                                               -----------                                                              ------------
  Fully diluted                                      $0.29                                                                     $0.36
                                               -----------                                                              ------------
                                               -----------                                                              ------------



        UNAUDITED PRO FORMA COMBINED
          STATEMENTS OF OPERATIONS
 FOR THE NINE MONTHS ENDED DECEMBER 31, 1994


                                                                                                                        Pro Forma
                                                                            Pro Forma      Historical     Pro Forma     Combined
                                                 Historical     Historical    Adj.'s        Golf and        Adj.'s      NMR, ASI,
                                                     NMR           ASI         ASI            DIC        Golf and DIC   Golf and DIC
                                                 -----------  -----------   -----------   ----------    -------------   ------------

Revenue, net                                     $13,112,088     $611,551                 $2,123,364                   $15,847,003
                                                 -----------  -----------                 ----------                   -----------
Costs and Expenses:
  Payroll and related costs                        3,438,313      151,748    ($16,748)(A)    315,667                     3,888,981
  Depreciation and amortization                    2,209,562      262,011    (202,083)(B)    490,512     ($284,008)(B)   2,475,994


  Medical supplies and other operating costs       4,165,729      378,470     (66,171)(C)  1,095,679       (77,018)(F)   5,496,690
                                                                                                            41,250 (G)


  Other general and administrative                   431,296       41,973                     65,841                       539,110
                                                 -----------  -----------   ----------    ----------    -----------     ----------
                                                  10,244,900      834,202    (285,002)     1,967,699      (319,776)     12,442,024
Operating income (loss)                            2,867,188     (222,651)    285,002        155,665       319,776       3,404,979
Interest expense                                     834,233      194,642    (152,366)(D)     90,786        38,237 (H)   1,005,532
                                                                                                            18,750 (I)
Other income (expense), net                            7,930                                                                 7,930
                                                 -----------  -----------   ---------     ----------    ----------      ----------
Income before minority interest
   and income taxes                                2,040,885     (417,293)    437,368         64,879       281,538       2,407,377
Minority interest in income of ltd partnerships      375,034                                                84,416 (J)     459,450
                                                 -----------  -----------   ---------     ----------    ----------      ----------
Income before income taxes                         1,665,851     (417,293)    437,368         64,879       197,123       1,947,927
Provision for income taxes                           161,000                    1,927 (E)                   25,152 (E)     188,079
                                                 -----------  -----------   ---------     ----------    ----------      ----------
Net income                                        $1,504,851    ($417,293)   $435,440        $64,879      $171,971      $1,759,848
                                                 -----------  -----------   ---------     ----------    ----------      ----------
                                                 -----------  -----------   ---------     ----------    ----------      ----------

Weighted average number of shares:
  Primary                                          5,055,544                                               125,000 (K)   5,180,544
                                                 -----------                                            ----------      ----------
                                                 -----------                                            ----------      ----------
  Fully diluted                                    5,055,544                                               125,000 (K)   5,180,544
                                                 -----------                                            ----------      ----------
                                                 -----------                                            ----------      ----------
Earnings per share:
  Primary                                              $0.30                                                                 $0.34
                                                 -----------                                                            ----------
                                                 -----------                                                            ----------
  Fully diluted                                        $0.30                                                                 $0.34
                                                 -----------                                                            ----------
                                                 -----------                                                            ----------

(A) To reflect the elimination of salaries and benefits relating to administrative personnel who will not be retained by ASI following the transaction due to the consolidation of all administrative functions at NMR's corporate office located in Murray Hill, New Jersey.

(B) To adjust historical depreciation and amortization expense to reflect depreciation based upon the estimated fair values of the fixed assets, based upon independent appraisals obtained by the Company, and amortizaton expense based upon costs in excess of net assets acquired recorded in conjunction with the transactions (see Balance Sheet adjustment (F)) as follows:

Golf and DIC:
                                                  For the        For the nine
                                                 year ended      months ended
                                               March 31, 1994  December 31, 1994
                                               --------------  -----------------
Historical depreciation
 and amortization expense                         $547,089       $490,512

Appraised fair values as of the
 acquisition date (remaining useful lives):
   CT equipment $500,000 (10 years)                (50,000)       (37,500)
   MRI equipment $450,000 (8 years)                (56,250)       (42,188)
   Nuclear medicine equipment
     $220,000 (5-8 years)                          (39,108)       (28,960)
   Ultrasound equipment $80,000 (5 years)          (16,000)       (12,000)
   X-Ray equipment $37,000 (7 years)                (5,286)        (3,964)
   Furniture and Fixtures $26,260 (5-7 years)       (5,252)        (3,939)
   Leasehold improvements $100,000 (10 years)      (10,000)        (7,500)
   Costs in excess of net assets acquired
     $1,878,867 (20 years)                         (93,943)       (70,458)
                                                   -------        -------

Adjustment to historical depreciation expense     $271,250       $284,008
                                                   =======        =======

ASI:
                                                  For the        For the nine
                                                 year ended      months ended
                                               March 31, 1994  December 31, 1994
                                               -------------- ------------------
Historical depreciation
 and amortization expense                         $309,528       $262,011

Appraised fair values as of the
 acquisition date (remaining useful lives):
   MRI equipment $525,000 (8 years)                (65,625)       (49,219)
   X-Ray equipment $5,000 (7-8 years)                 (714)          (535)
   Furniture and Fixtures $35,000 (5 years)         (4,607)        (3,455)
   Leasehold improvements $85,650 (10 years)        (8,565)        (6,424)
   Costs in excess of net assets acquired
     $7,863 (20 years)                                (393)          (295)
                                                   -------        -------

Adjustment to historical depreciation expense     $229,624       $202,083
                                                   =======        =======


                                       20

(C) To reflect elimination of management fees paid to former general partner pursuant to original limited partnership agreement which is no longer in effect following the acquisition by NMR.

(D) To reflect the reduction in interest expense based upon the reduction, of approximately $1,200,000, in ASI's outstanding principal balance under its original equipment financing obligation, which was negotiated in conjunction with the acquisition. Interest on the refinanced $650,000 note payable was calculated using a five year repayment term (monthly installments) and an effective interest rate of 10%.

(E) To reflect the income tax provision of the acquired entities based upon their historical earnings adjusted for the impact of the related pro forma adjustments, using the effective tax rates of the Registrant during the applicable periods.

(F) To reflect contractual reductions in fees paid to radiologists based upon the rates of compensation contemplated by radiology contracts negotiated in conjunction with the acquisitions.

(G) To reflect fees to be earned by Dr. Shirazi based upon his medical administrative services agreement at a rate of $55,000 per annum.

(H) To reflect interest expense on the $550,000 note payable obligation incurred by NMR in connection with the acquisition of Golf and DIC (using an effective interest rate of 10% and a five year repayment term).

(I) To reflect a reduction in interest income earned by NMR due to the net expenditure of $500,000 in cash in connection with the acquisition of Golf and DIC (using an effective interest rate of 5%).

(J) To reflect the minority interest (25%) based upon the historical earnings of Golf and DIC adjusted for the impact of related pro forma adjustments during the applicable periods.

(K) Reflects 125,000 shares issued in connection with the acquisition of Golf and DIC, which were assumed to be outstanding during the entire period.



















                                       21

                                  EXHIBIT INDEX

                              NMR of America, Inc.

                           Current Report on Form 8-K
                               Dated July 31, 1995

                                                       Sequential
Exhibit No.         Description                        Page Number
- -----------         -----------                        -----------

2 (a)          Agreement to Acquire Partnership
                                                         -----
               Interests among the Registrant
               Parvez H. Shirazi, M.D. and Golf
               Western Imaging Corporation
               (Schedules and Exhibits thereto
               are listed therein and will be
               provided supplementally to the
               Commission, upon request).

  (b)          Asset Purchase Agreement among the
                                                         -----
               Registrant and Advanced Specialty
               Imaging, L.P., including exhibits.